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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------

                                   FORM 8-A/A
             AMENDMENT NO. 1 TO FORM 8-A FILED ON DECEMBER 12, 2002
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            BAXTER INTERNATIONAL INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                  Delaware                             36-0781620
-----------------------------------------  -------------------------------------
 State of incorporation of Organization      I.R.S. Employer Identification No.

            Baxter International Inc.
            One Baxter Parkway
            Deerfield Illinois
            (847) 948-2000                               60015
-----------------------------------------  -------------------------------------
 (Address of Principal Executive Office)               (Zip Code)


   If this form relates to the                If this form relates to the
   registration of a class of                 registration of a class of
   securities pursuant to Section 12(b)       securities pursuant to Section
   of the Exchange Act and is effective       12(g) of the Exchange Act and is
   pursuant to General Instruction            effective pursuant to General
   A.(c), please check the following          Instruction A.(d), please check
   box.    [X]                                the following box.   [_]

Securities Act registration statement file numbers to which this form relates:
333-101122 and 333-101779

Securities to be registered pursuant to Section 12(b) of the Act:


            Title of Each Class               Name of Each Exchange on Which
            to be so Registered               Each Class is to be Registered
            -------------------               ------------------------------

              Corporate Units                     New York Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:

                                           None

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                                Explanatory Note

     The purpose of this Amendment No. 1 to this Registration Statement is solely to incorporate the definitive agreements included as Exhibits 4.2, 4.3, 4.4, 4.5, 4.6, 4.8 and 4.9 hereto.

          INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.   Description of Registrant's Securities to be Registered.

          The class of securities to be registered hereby are the Corporate Units of Baxter International Inc., a Delaware corporation.

          The description of the Registrant's Corporate Units (the "Corporate Units") to be registered hereunder is incorporated herein by reference to the description included under the caption "Equity Purchase Contracts and Equity Purchase Units" in the Registration Statement on Form S-3 of Baxter International Inc. (Registration Nos. 333-101122 and 333-101779) (as the same may be amended from time to time, the "Registration Statement") and to the description of the Corporate Units included in the prospectus supplement relating to the Registration Statement, dated December 11, 2002, filed with the Securities and Exchange Commission on December 13, 2002 pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

Item 2.   Exhibits

 Exhibit No.   Description
 -----------   -----------

 3.1 Restated Certificate of Incorporation of the Registrant, as amended, including Certificate of Designation of Series B Junior Participating Preferred Stock (filed as Exhibit 3.1 to Registrant's 10-Q for the Quarterly Period ended June 30, 2002 and incorporated herein by reference).

 3.2           Amended and Restated Bylaws dated September 24, 2002 (filed as
               Exhibit 3.3 to Registrant's Form 10-Q for the Quarterly Period ended September 30, 2002 and incorporated herein by reference).

 4.1 Rights Agreement, dated December 9, 1998, by and between the Registrant and First Chicago Trust Company of New York, as Rights Agent (filed as Exhibit 10 to Registrant's Current Report on Form 8-K filed December 15, 1998 and incorporated herein by reference).

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  4.2          Purchase Contract Agreement, dated as of December 17, 2002, between the Registrant and Bank One Trust Company, N.A., as Purchase Contract Agent.

  4.3 Pledge Agreement, dated as of December 17, 2002, among the Registrant, Bank One Trust Company, N.A., as Collateral Agent, Custodial Agent and Securities Intermediary and Bank One Trust Company, N.A., as Purchase Contract Agent.

  4.4 Remarketing Agreement, dated as of December 17, 2002, among the Registrant, Bank One Trust Company, N.A., as Purchase Contract Agent, and the Remarketing Agent named therein.

  4.5 Indenture, dated as of April 26, 2002 between Registrant and Bank One Trust Company, N.A., as Trustee.

  4.6 Supplemental Indenture No. 1, dated as of December 17, 2002, between Registrant and Bank One Trust Company, N.A., as Trustee.

  4.7 Registration Statement on Form S-3 (Registration Nos. 333-101122 and 333-101779) (filed with the Securities and Exchange Commission on November 8, 2002 and December 11, 2002, respectively, and incorporated herein by reference).

  4.8          Form of Corporate Unit (included in Exhibit 4.2 filed herewith).

  4.9 Form of Senior Note due 2008 (included in Exhibit 4.6 filed herewith).

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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            BAXTER INTERNATIONAL INC.

Dated: December 23, 2002                    By: /s/ J. Patrick Fitzsimmons
                                                --------------------------------
                                                Name: J. Patrick Fitzsimmons
                                                Title: Senior Corporate Counsel

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                                  EXHIBIT INDEX

  Exhibit No.    Description
  -----------    -----------

  3.1 Restated Certificate of Incorporation of the Registrant, as amended, including Certificate of Designation of Series B Junior Participating Preferred Stock (filed as Exhibit 3.1 to Registrant's 10-Q for the Quarterly Period ended June 30, 2002 and incorporated herein by reference).

  3.2            Amended and Restated Bylaws dated September 24, 2002 (filed as
                 Exhibit 3.3 to Registrant's Form 10-Q for the Quarterly Period ended September 30, 2002 and incorporated herein by reference).

  4.1 Rights Agreement, dated December 9, 1998, by and between the Registrant and First Chicago Trust Company of New York, as Rights Agent (filed as Exhibit 10 to Registrant's Current Report on Form 8-K filed December 15, 1998 and incorporated herein by reference).

  4.2 Purchase Contract Agreement, dated as of December 17, 2002, between the Registrant and Bank One Trust Company, N.A., as Purchase Contract Agent.

  4.3 Pledge Agreement, dated as of December 17, 2002, among the Registrant, Bank One Trust Company, N.A., as Collateral Agent, Custodial Agent and Securities Intermediary and Bank One Trust Company, N.A., as Purchase Contract Agent.

  4.4 Remarketing Agreement, dated as of December 17, 2002, among the Registrant, Bank One Trust Company, N.A., as Purchase Contract Agent, and the Remarketing Agent named therein.

  4.5 Indenture, dated as of April 26, 2002 between Registrant and Bank One Trust Company, N.A., as Trustee.

  4.6 Supplemental Indenture No. 1, dated as of December 17, 2002, between Registrant and Bank One Trust Company, N.A., as Trustee.

  4.7            Registration Statement on Form S-3 (Registration Nos.
                 333-101122 and 333-101779) (filed with the Securities and Exchange Commission on November 8, 2002 and December 11, 2002, respectively, and incorporated herein by reference).

  4.8 Form of Corporate Unit (included in Exhibit 4.2 filed herewith).

  4.9 Form of Senior Note due 2008 (included in Exhibit 4.6 filed herewith).